UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  November 5, 1998


                    Unilab Corporation ("Unilab")
        (Exact name of registrant as specified in its charter)


                               Delaware
            (State or other jurisdiction of incorporation)


     33-77286                                      95-4415490
(Commission File Number)             (I.R.S. Employer Identification Number)


  18448 Oxnard Street, Tarzana, California                  91356
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)


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Item 5.    Other Events

           On November 5, 1998, Unilab completed the acquisition of substantially all of the assets of Meris Laboratories, Inc., as described in the attached press release.

Item 7.    Financial Statements, Pro Forma Financial Information and  Exhibits

           (c)   Exhibit

           99.1     Press Release, dated November 5, 1998.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 16, 1998                  UNILAB CORPORATION



                                         By:   /s/   Mark L. Bibi
                                         Name:  Mark L. Bibi
                                         Title: Executive Vice President,
                                                Secretary and General Counsel


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